UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported:): August 20, 2010 (August 16, 2010)

Commission File Number 333·164909

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R & A PRODUCTIONS, INC.

(Exact name of Registrant as specified in its charter)

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Nevada	7812	26-4574088
(State or other JURISDICTION OF INCORPORATION OR ORGANIZATION)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

146A Redwood Avenue

Carlsbad, CA 92008

www.Productions-RA.com

619-869-9981

(Address and telephone number of registrant’s principal executive offices and principal place of business)

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Registrant's telephone number, including area code: 619-869-9981

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of directors or Certain Officers.

On August 16, 2010 Larry Wilcox, a Director of the Company, tendered his resignation as a Director due to health issues. The Company has had no negative issues with Mr. Wilcox whatsoever. We wish Mr. Wilcox the best and have all hopes that his health might improve.

At this time there are no immediate plans for a new Director.

Item 9.01 - Financial Statements and Exhibits.

NA

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

R&A PRODUCTIONS INC.

By:	/s/ Hector Medina

Hector Medina

Chief Executive Officer and Director

Date: August 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Hector Medina Hector Medina	Chief Executive Officer and Director	August 20, 2010